                                                                   EXHIBIT 10.88

                              ASSIGNMENT AGREEMENT

      ASSIGNMENT AGREEMENT ("Agreement") dated as of June 1,2004 by and between EMC Corporation ("EMC") and MTI Technology Corporation ("MTI").

      In consideration of continuing discussions between EMC and MTI and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, EMC and MTI hereby agree as follows:

      MTI hereby assigns to EMC, all of MTI's right, title and interest in and to all patents and patent applications of MTI (the "Transferred Property"), including without limitation those patents and patent applications listed on Annex A to this Agreement.

      Each of EMC and MTI represents and warrants to the other that the execution, delivery and performance of this Agreement have duly authorized by all requisite corporate action of such party and that, upon such execution and delivery, this Agreement shall be binding and enforceable against such party.

      MTI represents and warrants to EMC that MTI is the sole owner of all Transferred Property and that no Transferred Property is subject to any encumbrance of any kind, including without limitation any license, cross license, covenant not to sue, consent, decree, stipulation, judgment, order, assignment of rights, royalty, payment or other similar restriction or obligation. MTI further represents and warrants to EMC that there is no pending or, to MTI's knowledge, threatened claim, suit, action or other proceeding relating to or arising in connection with any of the Transferred Property. MTI agrees that it will transfer to EMC any relevant documents or other tangible information relating to the Transferred Property and will execute any additional documents reasonably requested by EMC to give effect to the transactions contemplated hereby.

      Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon, or to give to, any person, firm, corporation or other entity, other than EMC, MTI and their respective successors and permitted assigns, any right or remedy under or by reason of this Agreement or any term, covenant or representation contained herein, and all of the terms, covenants, promises, representations and warranties and agreements contained in this Agreement shall be for the sole and exclusive benefit of EMC, MTI and their respective successors and permitted assigns.

                                      EMC CORPORATION

                                      By: /s/ Michael Cody
                                          --------------------------------------
                                          Michael Cody
                                          Vice President, Corporate Development

                                      MTI TECHN0LOGY CORPORATION

                                      By: Thomas R. Raimondi, Jr.
                                          -------------------------------------
                                          Thomas R. Raimondi, Jr.
                                          Chairman of the Board,
                                          President and CEO

                                                                         ANNEX A

                         PATENTS AND PATENT APPLICATIONS

     TTC REF                                                                          APPLICATION
     COUNTRY                                                                              NO.
ATTY(S) HANDLING    CLIENT'S REF            TITLE                   INVENTOR          FILING DATE
-----------------   ------------   ------------------------   ---------------------   -----------
013966-000820US     MTI-025        System & Method for        Gajjar, Kumar           08/891213
GTG (PCH)                          Dynamic Alignment of       Henson, Larry P.        07/10/1997
                                   Associated Portions of a
                                   Code Word from a
                                   Plurality of
                                   Asynchronous...



013966-000830US     SF2/025        Data Flow Controller &     Gajjar, Kumar           09/399581
GTG (PCH)           (Parent)       Method                     Henson, Larry P.        09/20/1999









013966-000840US                    Systems & Methods for      Gajjar, Kumar           10/140778
GTG (PCH)                          Dynamic Alignment of       Henson, Larry P.        05/07/2002
                                   Associated Portions of a
                                   Code Word from a
                                   Plurality of...

013966-001000DE                    A&M FOR                    POWERS, JAFFE           91907931.9
(PCH)                              CONTROLLING DATA           HENSON,                 04/03/1991
                                   FLOW BETWEEN A             JOHNSON
                                   COMPUTER &                 Glider, Joseph S.
                                   MEMORY                     Idleman, Thomas E.

013966-001000EP                    A&M FOR                    POWERS, JAFFE           91907931.9
(PCH)                              CONTROLLING DATA           HENSON,                 04/03/1991
                                   FLOW BETWEEN A             JOHNSON
                                   COMPUTER &                 Glider, Joseph S.
                                   MEMORY                     Idleman, Thomas E.





013966-001 000FR                   A&M FOR                    POWERS, JAFFE           91907931.9
(PCH)                              CONTROLLING DATA           HENSON,                 04/03/1991
                                   FLOW BETWEEN A             JOHNSON
                                   COMPUTER &                 Glider, Joseph S.
                                   MEMORY                     Idleman, Thomas E.

     TTC REF
     COUNTRY         PATENT NO.                                       STATUS
ATTY(S) HANDLING     ISSUE DATE                                       REMARKS
-----------------   -------------   ---------------------------------------------------------------------------
013966-000820US     5956524         Granted
GTG (PCH)           09/21/1999      filing receipt 9/15/97 examiner communication 12/9/98 issue notification
                                    9/16/99 assignee: Micro Technology Inc. soft copies 10-4-99
                                    Response to Office Action: 02/26/1998 **Completed**
                                    Amendment: 11/16/1998 **Completed**
                                    Drawings Due: 11/18/1998 **Completed**
                                    Issue Fee Due: 11/18/1998 **Completed**
                                    Annuity: Next: 03/21/2007

013966-000830US     6385674         Granted
GTG (PCH)           05/07/2002      filing receipt 10/18/99; 3-20-00; corrected filing receipt 4/24/00
                                    Issue Notification 04/29/02 Soft copies 5/14/02
                                    Response to Notice of Missing Parts (1st Deadline): 12/13/1999 **Completed**
                                    Amendment: 03/15/2000 **Completed**
                                    Response to Office Action: 11/17/2000 **Completed**
                                    Response to Final Office Action due (1st Deadline or Ext): 08/21/2001
                                    **Completed**
                                    Issue Fee Due: 03/12/2002 **Completed**
                                    Annuity: Next: 11/07/2005

013966-000840US                     Pending Published
GTG (PCH)                           Filing Receipt 6/11/02; Confirmation No. 6848 Assignee: MTI
                                    Technology Corporation
                                    Response to Notice of Missing Parts (1st Deadline): 08/04/2002
                                    **Completed**

013966-001000DE     69130799.7      Granted
(PCH)               01/20/1999      trans to client 9/18/01 per pch informed CPI 11/15/01 -fjc.
                                    Annuity: End of Grace (Final Deadline): 10/03/2004



013966-001000EP     0524247         Granted
(PCH)               01/20/1999      trans to client 9/18/01 per pch; GB FR DE IT Old File:
                                    013966-001000EP
                                    Response: 03/22/1994 **Completed**
                                    Response: 11/21/1996 **Completed**
                                    Response: 01/21/1997 **Completed**
                                    Response: 05/10/1997 **Completed**
                                    Response: 12/04/1997 **Completed**
                                    Amendment: 08/19/1998 **Completed**
                                    Response: 12/27/1998 **Completed**

013966-001 000FR    FR 0524247      Granted
(PCH)               01/20/1999      trans to client 9/18/01 per pch informed CPI 11/15/01-fjc.
                                    Annuity: End of Grace (Final Deadline): 10/03/2004 **Completed**
                                    Annuity: Next: 04/03/2005

     TTC REF                                                                          APPLICATION
     COUNTRY                                                                              NO.
ATTY(S) HANDLING    CLIENT'S REF            TITLE                   INVENTOR          FILING DATE
-----------------   ------------   ------------------------   ---------------------   -----------
013966-001000GB                    A&M FOR                    POWERS, JAFFE           91907931.9
(PCH)                              CONTROLLING DATA           HENSON,                 04/03/1991
                                   FLOW BETWEEN A             JOHNSON
                                   COMPUTER &                 Glider, Joseph S.
                                   MEMORY                     Idleman, Thomas E.


013966-001000IT                    A&M FOR                    POWERS, JAFFE           91907931.9
(PCH)                              CONTROLLING DATA           HENSON,                 04/03/1991
                                   FLOW BETWEEN A             JOHNSON
                                   COMPUTER &                 Glider, Joseph S.
                                   MEMORY                     Idleman, Thomas E.


013966-001000TW                    Apparatus And Method       POWERS, JAFFE           79106579
(PCH)                              For Controlling Data       HENSON,                 08/08/1990
                                   Flow Between A             JOHNSON
                                   Computer And Memory        Glider, Joseph S.
                                                              Idleman, Thomas E.







013966-001000US                    Apparatus and Method       POWERS, JAFFE           07/506703
(PCH)                              for Controlling Data       HENSON,                 04/06/1990
                                   Flow Between a             JOHNSON
                                   Computer and Memory        Glider, Joseph S.
                                                              Idleman, Thomas E.





013966-001020US     MT-029,030     APPARATUS &                POWERS, DAVID T.        08/422005
(PCH)                              METHOD FOR                 Jaffe, David H.         04/12/1995
                                   CONTROLLING DATA           Henson, Larry P.
                                   FLOW BETWEEN A             Johnson III, Hoke S.
                                   COMPUTER &                 Glider, Joseph S.
                                   MEMORY DEVICES             Idleman, Thomas E.



013966-001710US     MTI-036        BACKGROUND                 SILOTI, ALEX             08/703112
(PCH)                              ARBITRATION                                         08/22/1996
                                   MONITORING TO
                                   IMPROVE ACCESS ON
                                   LIGHTLY CONSUMED
                                   NETWORK



013966-002000CA     MT-040         Reserved Cylinder for      Hicksted, Richard L.    2223941
GTG (PCH)                          SCSI Device Write Back     Glaser, Michael         06/04/1996
                                   Cache



     TTC REF
     COUNTRY         PATENT NO.                                       STATUS
ATTY(S) HANDLING     ISSUE DATE                                       REMARKS
-----------------   -------------   ---------------------------------------------------------------------------
013966-001000GB     GB 0524247      Granted
(PCH)               01/20/1999      trans to client 9/18/01 per pch informed CPI 11/15/01-fjc.
                                    Annuity: End of Grace (Final Deadline): 10/03/2004 **Completed**
                                    Annuity: Next: 04/03/2005


013966-001000IT     IT 0524247      Granted
(PCH)               01/20/1999      trans to client 9/18/01 per pch informed CPI 11/15/01 -fjc.
                                    Annuity: End of Grace (Final Deadline): 10/03/2004 **Completed**
                                    Annuity: Next: 04/03/2005


013966-001000TW     51089           Granted
(PCH)               01/13/1992      PCH says we handle annuities now that this is MTI case 1-16-03 asked PCH if this is still active and if we handle annuities 1-9-03(tls)

                                    informed CPI via annuity reminder 11/26/01-fjc. trans to client 9/18/01 per pch; Old File: 013966-001000TW
                                    client handles per telecon w/PCH 4-13-01 tls
                                    Response: 08/08/1991 **Completed**
                                    Annuity: Next: 09/10/2004

013966-001000US     5212785         Granted
(PCH)               05/18/1993      was 173637P-10; 4yr. m.fee paid 8/29/96; 4yr. m.fee statement 9/96; 8yr.
                                    m.fee paid 9/12/00; 8yr. m.fee statement 9/00; trans. 2/28/10 per pch to client; returned to ttc 12/02 per fileroom/r.hylton
                                    Foreign Filing Deadline: 04/06/1991
                                    Response to Office Action: 07/07/1992 **Completed**
                                    Issue Fee Due: 03/18/1993 **Completed**
                                    Annuity: Next: 11/18/2004 **Completed**

013966-001020US     5651110         Granted
(PCH)               07/22/1997      4yr. m.fee paid 10/31/00; 4yr. m.fee statement 11/00; issue notification
                                    7/1/97 soft copies 7/25/97
                                    Response to Office Action: 01/30/1996 **Completed**
                                    Foreign Filing Deadline: 04/11/1996 **Completed**
                                    Drawings Due: 03/23/1997 **Completed**
                                    Issue Fee Due: 03/23/1997 **Completed**
                                    Annuity: Next: 01/22/2005

013966-001710US     5742239         Granted
(PCH)               04/21/1998      was 13966N-17-1; 4yr. m.fee paid 9/4/01; 4yr. m.fee statement via
                                    USPTO website 2/19/02; filing receipt 10-15-96 issue notification
                                    3/31/98 assignee: MTI Technology Corporation soft copies 4/24/98
                                    Response to Office Action: 04/17/1997 **Completed**
                                    Drawings Due: 12/09/1997 **Completed**
                                    Issue Fee Due: 12/09/1997 **Completed**
                                    Annuity: Next: 10/21/2005

013966-002000CA                     Pending
GTG (PCH)                           See EXAM action

                                    Exam/Art: 06/04/2001 **Completed**
                                    Request Examination: 06/04/2003 **Completed**
                                    Annuity: Next: 06/04/2004

     TTC REF                                                                          APPLICATION
     COUNTRY                                                                              NO.
ATTY(S) HANDLING    CLIENT'S REF            TITLE                   INVENTOR          FILING DATE
-----------------   ------------   ------------------------   ---------------------   -----------
013966-002000DE     MT-040         Reserved Cylinder for      Hicksted, Richard L.    96919202.0
GTG (PCH)                          SCSI Device Write Back     Glaser, Michael         06/04/1996
                                   Cache

013966-002000EP     MT-040         Reserved Cylinder for      Hicksted, Richard L.    96919202.0
GTG (PCH)                          SCSI Device Write Back     Glaser, Michael         06/04/1996
                                   Cache




013966-002000FR     MT-040         Reserved Cylinder for      Hicksted, Richard L.    96919202.0
GTG (PCH)                          SCSI Device Write Back     Glaser, Michael         06/04/1996
                                   Cache

013966-002000GB     MT-040         Reserved Cylinder for      Hicksted, Richard L.    96919202.0
GTG (PCH)                          SCSI Device Write Back     Glaser, Michael         06/04/1996
                                   Cache

013966-002000PC     MT-040         Reserved Cylinder for      Hicksted, Richard L.    96/09463
GTG (PCH)                          SCSI Device Write Back     Glaser, Michael         06/04/1996
                                   Cache


013966-002000US     MTI-040        Reserved Cylinder for      Hicksted, Richard L.    08/464101
GTG (PCH)                          SCSI Device Write Back     Glaser, Michael         06/05/1995
                                   Cache











013966-002600DE                    M&A FOR ASSIGNING          Jaffe, David H.         91906246.3
(PCH)                              SIGNATURES TO              Idleman, Thomas E.      02/27/1991
                                   IDENTIFY MEMBERS           POWERS, DAVID T.
                                   OF A SET OF MASS           Glider, Joseph S.
                                   STORAGE DEVICES

013966-002600EP                    M&A FOR ASSIGNING          Jaffe, David H.         91906246.3
(PCH)                              SIGNATURES TO              Idleman, Thomas E.      02/27/1991
                                   IDENTIFY MEMBERS           POWERS, DAVID T.
                                   OF A SET OF MASS           Glider, Joseph S.
                                   STORAGE DEVICES

013966-002600FR                    M&A FOR ASSIGNING          Jaffe, David H.         91906246.3
(PCH)                              SIGNATURES TO              Idleman, Thomas E.      02/27/1991
                                   IDENTIFY MEMBERS           POWERS, DAVID T.
                                   OF A SET OF MASS           Glider, Joseph S.
                                   STORAGE DEVICES

013966-002600GB                    M&A FOR ASSIGNING          Jaffe, David H.         91906246.3
(PCH)                              SIGNATURES TO              Idleman, Thomas E.      02/27/1991
                                   IDENTIFY MEMBERS           POWERS, DAVID T.
                                   OF A SET OF MASS           Glider, Joseph S.
                                   STORAGE DEVICES

     TTC REF
     COUNTRY         PATENT NO.                                       STATUS
ATTY(S) HANDLING     ISSUE DATE                                       REMARKS
-----------------   -------------   ---------------------------------------------------------------------------
013966-002000DE     69619009.4      Granted
GTG (PCH)           11/14/2001      Annuity: Next: 06/04/2004


013966-002000EP     0830651         Pending Nat. Phase
GTG (PCH)           11/14/2001      Designating FR DE GB.

                                    Response: 09/25/1998 **Completed**
                                    Response: 08/01/2000 **Completed**
                                    Response: 08/24/2001 **Completed**

013966-002000FR     FR 0830651      Granted
GTG (PCH)           11/14/2001      Annuity: Next: 06/04/2004


013966-002000GB     GB 0830651      Granted
GTG (PCH)           11/14/2001      Annuity: Next: 06/04/2004


013966-002000PC                     Pending Nat. Phase
GTG (PCH)                           CA EP
                                    Chapter 2 Demand (Due): 01/05/1997 **Completed**
                                    Chapter 2 National Phase Deadline: 12/05/1997 **Completed**

013966-002000US     5748874         Granted
GTG (PCH)           05/05/1998      4yr. m.fee paid 5/16/01; m.fee statement 10/01; recordation date 09/26/95
                                    (notice 5/13/96) foreign filing instructions 5//9/96 issue notification
                                    4/15/98; soft copies 5/8/98;
                                    Response to Office Action: 08/06/1995 **Completed**
                                    Foreign Filing Deadline: 06/04/1996 **Completed**
                                    Response to Office Action: 10/24/1996 **Completed**
                                    Response to Office Action: 04/14/1997 **Completed**
                                    Response to final Office Action due (1st Deadline or Ext): 11/21/1997
                                    **Completed**
                                    Drawings Due: 02/05/1998 **Completed**
                                    Issue Fee Due: 02/05/1998 **Completed**
                                    Annuity: Next: 11/05/2005

013966-002600DE    69132511.1-08    Granted
(PCH)               01/17/2001      informed CPI 5/16/01-fjc.
                                    Annuity: End of Grace (Final Deadline): 08/27/2004 **Completed**
                                    Annuity: Next: 02/27/2005


013966-002600EP    0521924          Granted
(PCH)               01/17/2001      Response: 10/03/1996 **Completed**
                                    Response: 05/19/1998 **Completed**
                                    Response: 12/27/1998
                                    Response: 12/30/1999 **Completed**

013966-002600FR     FR 0521924      Granted
(PCH)               01/17/2001      informed CPI 5/16/01-fjc.
                                    Annuity: End of Grace (Final Deadline): 08/27/2004 **Completed**
                                    Annuity: Next: 02/27/2005


013966-002600GB     GB 0521924      Granted
(PCH)               01/17/2001      informed CPI 5/16/01-fjc.
                                    Annuity: End of Grace (Final Deadline): 08/27/2004 **Completed**
                                    Annuity: Next: 02/27/2005


     TTC REF                                                                          APPLICATION
     COUNTRY                                                                              NO.
ATTY(S) HANDLING    CLIENT'S REF            TITLE                   INVENTOR          FILING DATE
-----------------   ------------   ------------------------   ---------------------   -----------
013966-002600IT                    M&A FOR ASSIGNING          Jaffe, David H.         91906246.3
(PCH)                              SIGNATURES TO              Idleman, Thomas E.      02/27/1991
                                   IDENTIFY MEMBERS           POWERS, DAVID T.
                                   OF A SET OF MASS           Glider, Joseph S.
                                   STORAGE DEVICES

013966-002600TW                    METHOD AND                 Jaffe, David H.         79106360
(PCH)                              APPARATUS FOR              Idleman, Thomas E.      08/01/1990
                                   ASSIGNING                  POWERS, DAVID T.
                                   SIGNATURES TO              Glider, Joseph S.
                                   IDENTIFY MEMBERS
                                   OF A SET OF MASS
                                   STORAGE DEVICES

013966-002600US     MTI-24         METHOD &                   Jaffe, David H.         07/501238
(PCH)                              APPARATUS FOR              POWERS, DAVID T.        03/29/1990
                                   ASSIGNING                  Glider, Joseph S.
                                   SIGNATURES TO              IDELMAN, THOMAS E.
                                   IDENTIFY MEMBERS
                                   OF A SET OF MASS OF
                                   STORAGE DEVICES

013966-003520US     MTI-35         APPARATUS &                AGUILAR, GALE R.        08/918672
(PCH)                              METHOD FOR                 Idleman, Thomas E.      08/21/1997
                                   IMPROVING WRITE-
                                   THROUGHPUT IN A
                                   REDUNDANT ARRAY
                                   OF MASS STORAGE
                                   DEVICES



013966-003900CA     M01            Method and Apparatus       Trang, Duc              2218296
(PCH)                              for Storing and                                    04/17/1996
                                   Retrieving Error Check
                                   Information




013966-003900EP     M01            METHOD &                   Trang, Duc              96912857.8
(PCH)                              APPARATUS FOR                                      04/17/1996
                                   STORING &
                                   RETRIEVING ERROR
                                   CHECK
                                   INFORMATION

013966-003900PC     M01            METHOD &                   Trang, Duc              96/05342
(PCH)                              APPARATUS FOR                                      04/17/1996
                                   STORING &
                                   RETRIEVING ERROR
                                   CHECK
                                   INFORMATION

     TTC REF
     COUNTRY         PATENT NO.                                       STATUS
ATTY(S) HANDLING     ISSUE DATE                                       REMARKS
-----------------   -------------   ---------------------------------------------------------------------------
013966-002600IT     IT 0521924      Granted
(PCH)               01/17/2001      informed CPI 5/16/01-fjc.
                                    Annuity: End of Grace (Final Deadline): 08/27/2004 **Completed**
                                    Annuity: Next: 02/27/2005


013966-002600TW     47627           Granted
(PCH)               09/19/1991      trans to client 9/18/01 per pcn; (not filed by TTKC)
                                    Old File: 013966-002600TW
                                    informed CPI 1/15/02-fjc.
                                    Annuity: Next: 06/10/2004



013966-002600US     5325497         Granted
(PCH)               06/28/1994      4yr. m.fee paid 9/22/97; 4yr. m.fee stmt 10/20/97 ;Client handles m.fees
                                    Foreign Filing Deadline: 03/29/1991 **Completed**
                                    Annuity: Next: 12/28/2005 **Completed**




013966-003520US     5867640         Granted
(PCH)               02/02/1999      4yr m.fee paid 8/1/02; filing receipt 10/9/97 issue notification
                                    1/20/99
                                    soft copies 2/5/99;
                                    Response to Office Action: 03/05/1998 **Completed**
                                    Amendment: 07/16/1998 **Completed**
                                    Drawings Due: 10/20/1998 **Completed**
                                    Issue Fee Due: 10/20/1998 **Completed**
                                    Annuity: Next: 08/02/2006

013966-003900CA                     Pending
(PCH)                               Was 13966n

                                    Exam/Art: 04/17/2001 **Completed**
                                    Request Examination: 04/17/2003 **Completed**
                                    Response to Office Action: 09/30/2003 **Completed**
                                    Annuity: Next: 04/17/2005

013966-003900EP                     Pending
(PCH)                               Designating DE FR GB was 13966n
                                    Annuity: End of Grace (Final Deadline): 10/17/2004




013966-003900PC                     Pending Nat. Phase
(PCH)                               CA EP JP was 13966n
                                    Chapter 2 Demand (Due): 11/18/1996 **Completed**
                                    Response to Written Opinion (Optional): 04/28/1997
                                    Chapter 2 National Phase Deadline: 10/18/1997 **Completed**

    TTC REF                                                               APPLICATION   PATENT
    COUNTRY                                                                   NO.         NO.
ATTY(S) HANDLING     CLIENT'S REF       TITLE              INVENTOR       FILING DATE  ISSUE DATE
-------------------  -------------  -----------------   ---------------   --------------------------
013966-003900US       M01           METHOD &            Trang, Duc        08/424771    5630054
(PCH)                               APPARATUS FOR                         04/18/1995   05/13/1997
                                    STORING &
                                    RETRIEVING ERROR
                                    CHECK INFORMATION

013966-004000CA       M03           Disk Array System   Gajjar, Kumar     2220974
(PCH)                               Including a                           05/21/1996
                                    Dual-Ported
                                    Staging Memory &
                                    Concurrent
                                    Redundancy
                                    Calculation
                                    Capability

013966-004000EP       M03           Disk Array          Gajjar, Kumar     96920408.0
(PCH)                               System Including                      05/21/1996
                                    a Dual-Ported
                                    Staging Memory &
                                    Concurrent
                                    Redundancy
                                    Calculation
                                    Capability

013966-004000PC       MTI-03        Disk Array          Gajjar, Kumar
 (PCH)                              System Including                      96/07484
                                    a Dual-Ported                         05/21/1996
                                    Staging Memory &
                                    Concurrent
                                    Redundancy
                                    Calculation
                                    Capability

013966-00401OUS       M03           DISK ARRAY SYSTEM  Gajjar, Kumar                   5787463
 GTG (PCH)                          INCLUDING A                           08/834349    07/28/1998
                                    DUAL-PORTED                           04/15/1997
                                    STAGING MEMORY &
                                    CONCURRENT
                                    REDUNDANCY
                                    CALCULATION
                                    CAPABILITY


013966-004500CA       MT02          Parity              Duffy, Darrell
 (PCH)                              Calculation For                       2213003
                                    Raid Write Cache                      02/14/1996

                      MT02          PARITY              Duffy, Darrell
013966-004500EP                     CALCULATION FOR                       96906424.5
 (PCH)                              RAID WRITE CACHE                      02/14/1996

                      MT02          PARITY              Duffy, Darrell    96/01973
013966-004500PC                     CALCULATION FOR                       02/14/1996
 (PCH)                              RAID WRITE CACHE

    TTC REF                                   STATUS
 COUNTRY ATTY(S)                              REMARKS
    HANDLING
-------------------   --------------------------------------------------------------------
013966-003900US       Granted
(PCH)                 was 13966N-39; 4yr. m.fee paid 8/30/00; Syr.
                      m.fee statement 9/00; foreign filign instructions
                      4/16/96; 10/2/97 issue notification 4/21/97 soft
                      copies 5/16/97
                      Response to Office Action: 03/15/1996 **Completed**
                      Foreign Filing Deadline: 04/18/1996 **Completed**
                      Response to Final Office Action due
                      (1st Deadline or Ext): 11/06/1996 **Completed**
                      Drawings Due: 01/29/1997 **Completed**
                      Issue Fee Due:01/29/1997 **Completed**
                      Annuity: Next: 11/13/2004

013966-004000CA       Pending
(PCH)                 See EXAM action Actual filing date 11/13/97 was 13966n

                      Request Examination: 05/21/2001 **Completed**
                      Request Examination: 05/21/2003 **Completed**
                      Annuity: Next: 05/21/2004

013966-004000EP       Pending Published
(PCH)                 Designating DE FR GB Received Official Receipt 5/99. am. was 1 3966n
                      Annuity: Next: 05/21/2004

013966-004000PC       Pending Nat. Phase
 (PCH)                CA EP. Old File No.17636P-004000PC was 13966n
                      Chapter 2 Demand (Due): 12/22/1996 **Completed**
                      Response to Written Opinion (Optional): 06/28/1997
                      Chapter 2 National Phase Deadline: 11/22/1997 **Completed**

013966-00401OUS       Granted
 GTG (PCH)            was 13966N-40-1; 4yr. m.fee paid 9/4/01. 4yr. m.fee statement 9/01;
                      filing receipt 6/4/97 notification of change due to pto move &
                      consolidation 1 1/15/97 issue notifiation 7/6798 soft copies 7/30/98
                      Response to Office Action: 10/08/1997 **Completed**
                      Issue Fee Due: 06/20/1998 **Completed**
                      Annuity: Next: 01/28/2006

013966-004500CA       Pending
 (PCH)                Assoc. confirmed filing of Request Examination and paid exam fee on 2-
                      6-03 BUT may take another 2 yrs. to issue per their 2-13-03 ltr./cp.
                      Was 13966n

                      Request Examination: 02/14/2001 **Completed**
                      Request Examination: 02/14/2003 **Completed**
                      Annuity: Next: 02/14/2005

013966-004500EP       Pending Published
 (PCH)                DESIGNATING ALL EP STATES was 13966n
                      Annuity: End of Grace (Final Deadline):08/14/2004 **Completed**
                      Annuity: Next: 02/14/2005

013966-004500PC       Pending Nat. Phase
 (PCH)                AU CA EP JP KR Old File 17637P-45PC was 13966n
                      Chapter 2 Demand (Due):09/15/1996 **Completed**
                      Response to Written Opinion (Optional): 05/24/1997
                      Chapter 2 National Phase Deadline: 08/15/1997 **Completed**

     TTC REF                                                              APPLICATION   PATENT
     COUNTRY                                                                  NO.         NO.
ATTY(S) HANDLING     CLIENT'S REF       TITLE              INVENTOR       FILING DATE  ISSUE DATE
-------------------  ------------  -------------------  ---------------   -----------  -------------

013966-004500TW       MT02         PARITY               Duffy, Darrell    85108635      125576
(PCH)                              CALCULATION FOR                        07/16/1996   05/14/2001
                                   RAID WRITE CACHE

013966-004500US       M02          PARITY               Duffy, Darrell    08/388931    5640506
(PCH)                              CALCULATION FOR                        02/15/1995   06/17/1997
                                   RAID WRITE CACHE

013966-004600US       M05          Cache RAM Using a    Bagley, Robert    08/738766    5991852
(PCH)                              Secondary            Craig             10/28/1996   11/23/1999
                                   Controller &
                                   Switching Circuit
                                   & Improved Chassis
                                   Arrangement

013966-004700US       M04          METHOD FOR           Bagley, Robert    08/740105    5828243
 (PCH)                             DETECTING CLOCK      Craig             10/28/1996   10/27/1998
                                   FAILURE &
                                   SWITCHING TO
                                   BACKUPCLOCK

013966-005300CA       M06CA        I/O Controller       Eidler,
 (PCH)                             Software With each   Christopher       2282019
                                   I/O Command Having   Gajjar, Kumar     02/12/1998
                                   Aplurality of Nets,  Jaffe, David
                                   each with a Group    H.
                                   of Threads

    TTC Ref                                   Status
 Country ATTY(s)                              Remarks
    Handling
--------------------  --------------------------------------------------------
013966-004500TW       Granted
(PCH)                 Old Rle No. 17637P-45TW ASSOC PAID 1ST 2 ANNUITIES IN 1-16-
                      01 LETTER, NEXT DUE 2003 was 13966n
                      Response: 10/11/1996
                      Annuity: End of Grace (Final Deadline): 07/11/2004 **Completed**
                      Annuity: Next: 01/11/2005

013966-004500US       Granted
(PCH)                 was 13966N-45; 4yr. m.fee paid 10/6/00; 4yr. m.fee statement 11/00;
                      decision on petition granted 7/3/96 communication from examiner
                      7/10/96 issue notification 5/28/97 soft copies 6/23/97
                      Foreign Filing Deadline: 02/14/1996 **Completed**
                      Response to Office Action: 02/22/1996 **Completed**
                      Response to Final Office Action due (1st Deadline or Ext): 08/29/1996
                      **Completed**
                      Drawings Due: 12/16/1996 **Completed**
                      Issue Fee Due: 12/16/1996 **Completed**
                      Drawings Due: 03/03/1997 **Completed**
                      Annuity: Next: 12/17/2004

013966-004600US       Granted
(PCH)                 was 13966N-46; assignee: MTI Technology Corporation filing receipt
                      2/27/97 recordation date 1/21/97 (ntoice 4/22/97) issue notification
                      11/23/99 soft copies 12/7/99
                      Response to Notice of Missing Parts (1st Deadline): 02/26/1997
                      **Completed**
                      Response to Office Action: 12/21/1998 **Completed**
                      Response to Final Office Action due(1st Deadline or Ext): 07/16/1999
                      **Completed**
                      Drawings Due: 10/29/1999 **Completed**
                      Issue Fee Due: 10/29/1999 **Completed**
                      Annuity: Next: 05/23/2007

013966-004700US       Granted
 (PCH)                was 13966N-47; 4yr. m.fee paid 3/7/02; assignee:MTI Technology
                      Corporation filng receit 2/19/97 recordation date 1/21/97 (notice 4/1 1/97)
                      notification of change due to pto move & consolidation 4/4/98 issue notification 10/7/98 soft copies 10/30/98
                      Response to Notice of Missing Parts (1st Deadline): 01/20/1997 **Completed**
                      Foreign Filing Deadline: 10/28/1997
                      Response to Office Action: 04/05/1998 **Completed**
                      Drawings Due: 08/11/1998 **Completed**
                      Issue Fee Due: 08/1 1/1998 **Completed**
                      Annuity: Next: 04/27/2006

013966-005300CA       Pending
(PCH)                 Old File l3966N
                      Client billed for examination 4/8/03(rd).

                      Exam/Art: 02/12/2003 **Completed**
                      Annuity: Next: 02/12/2005

     TTC REF                                                              APPLICATION   PATENT
     COUNTRY                                                                  NO.         NO.
ATTY(S) HANDLING     CLIENT'S REF       TITLE              INVENTOR       FILING DATE  ISSUE DATE
-------------------  ------------  -------------------  ----------------  -----------  -------------
013966-005300EP       M06EP        I/O Controller       Eidler,           98906411.8
(PCH)                              Software With each   Christopher       02/12/1998
                                   I/O Command Having   Gajjar, Kumar
                                   Aplurality of Nets,  Jaffe, David
                                   each with a Group    H.
                                   of Threads

013966-005300PC       M06PC        I/O Controller       Eidler,           98/02816
(PCH)                              Software With each   Christopher       02/12/1998
                                   I/O Command Having   Gajjar, Kumar
                                   Aplurality of Nets,  Jaffe, David
                                   each with a Group    H.
                                   of Threads

013966 -005           M-06         I/O Controller       Eidler,           08/808723     5860003
300US                              Software With each   Christopher       02/28/1997   01/12/1999
(PCH)                              I/O Command Having   Gajjar, Kumar
                                   Aplurality of Nets,  Jaffe, David
                                   each with a Group    H.
                                   of Threads

013966-005400US                    DUAL DATA BUS
(PCH)                              SWITCHING SYSTEM
                                   FOR DUAL
                                   CONTROLLER MEMORY
                                   SYSTEM

013966-0055           MTI-41       Logical Unit         Robbins,         99972325.7
10EP                               Mapping in a         Robert            11/08/1999
(PCH)                              Storage Area         Meyer,
                                   Network (San)        Richard
                                   Environment          SMITH, JERRY

013966-0055                        Logical Unit         Robbins,
10PC                               Mapping in a         Robert            99/26450
(PCH)                              Storage Area         Meyer,            11/08/1999
                                   Network (San)        Richard
                                   Environment          SMITH, JERRY

013966-005700CA       MTI-043      Method and           Perry, David D.    2388590
 (PCH)                             Apparatus for                          10/27/2000
                                   Converting Between
                                   Logical and
                                   Physical Memory
                                   Space in a Raid
                                   System

013966-005700EP       MTI-043      Method and           Perry, David D.   00976685.8
 (PCH)                             Apparatus for                          10/27/2000
                                   Converting Between
                                   Logical and
                                   Physical Memory
                                   Space in a Raid
                                   System


     TTC REF                                  STATUS
 COUNTRY ATTY(S)                              REMARKS
    HANDLING
---------------------  -------------------------------------------------------
013966-005300EP        Pending Published
(PCH)                  Designating UK FR DE was 13966n
                       Annuity: End of Grace (Final Deadline): 08/12/2004 **Completed**
                       Annuity: Next: 02/12/2005

013966-005300PC        Pending Nat. Phase
(PCH)                  Designating CA EP (DE FR GB) National Phase entered in CA & EP
                       (GB FR DE) was 13966n
                       Chapter 2 Demand (Due): 09/28/1998 **Completed**
                       Chapter 2 National Phase Deadline: 08/28/1999 **Completed**

013966 -005            Granted
300US                  was 13966N-53; 4yr. m.fee paid 10/14/02; 4yr. m.fee statement per pto
(PCH)                  web site; assignee:MTI Technology Corporation recordation date 2-28-97
                       (notice 5-19-97) filing receipt 6/26/97 foreign filing instructions 11/18/97 issue notification 1/4/99 soft copies 1/15/99
                       Foreign Filing Deadline: 02/28/1998 **Completed**
                       Response to Office Action: 08/13/1998 **Completed**
                       Drawings Due: 12/03/1998 **Completed**
                       Issue Fee Due: 12/03/1998 **Completed**
                       Annuity: Next: 07/12/2006

013966-005400US        Not yet filed
 (PCH)

013966-0055            Pending Published
10EP                   Actual filing date 5-23-01 (jcm) Received instructions to enter natl phase
 (PCH)                 in EPC member countries (not including Extension States). (It)
                       Response: 09/1 1/2001
                       Annuity: Next: 11/08/2004

013966-0055            Pending Nat.
10PC                   Phase Received instructions to enter natl phase in EP (It). Designating CA GB
 (PCH)                 FR DE
                       Response: 04/17/2000
                       Chapter 2 Demand (Due): 06/14/2000 **Completed**
                       Response to Written Opinion (Optional): 10/30/2000 **Completed**
                       Chapter 2 National Phase Deadline: 05/14/2001 **Completed**

013966-005700CA        Pending
 (PCH)                 Actual filing date 4/26/02.
                       Annuity: Next: 10/27/2004
                       Exam/Art: 10/27/2005

013966-005700EP        Pending Published
 (PCH)                 Designating GB FR
                       DE Response: 08/05/2002
                       Annuity: Next: 10/27/2004

    TTC REF                                                               APPLICATION   PATENT
    COUNTRY                                                                   NO.         NO.
ATTY(S) HANDLING     CLIENT'S REF       TITLE              INVENTOR       FILING DATE  ISSUE DATE
-------------------  ------------  -------------------  ---------------   -----------  -------------
013966-005700PC       MTI-043      Method and           Perry, David D.   00/29807
(PCH)                              Apparatus for                          10/27/2000
                                   Converting
                                   Between Logical
                                   and Physical
                                   Memory Space in a
                                   Raid System

013966-005700US       MTI-043      Method and           Perry, David D.   09/428157    63212941
(PCH)                              Apparatus for                          10/27/1999   1/20/2001
                                   Converting
                                   Between Logical
                                   and Physical
                                   Memory Space in a
                                   Raid System

013966-005800PC       MT-044       Method &             Manbert, Rush     00/22562
(PCH)                              Apparatus for        C. Perry,         08/16/2000
                                   Building Software    David D.
                                   Nets Using an
                                   Array Structure

013966-005800US       MT-044       Method &             Manbert, Rush     09/374640     6182161
(PCH)                              Apparatus for        C. Perry,         08/16/1999   01/30/2001
                                   Building Software    David D.
                                   Nets Using an
                                   Array Structure

013966-006000CA       MT-045       Storage Network      Sawdy, Don        2409925
(PCH)                              Cabling              Rogers, Arthur L. 04/16/2001
                                   Verification
                                   System

013966-006000EP       MT-045       Storage Network      Sawdy, Don        01927039.6
(PCH)                              Cabling              Rogers, Arthur L. 04/16/2001
                                   Verification
                                   System

013966-006000PC       MT-045       Storage Network      Sawdy, Don        01/12297
(PCH)                              Cabling              Rogers, Arthur L. 04/16/2001
                                   Verification
                                   System

    TTC REF
 COUNTRY ATTY(S)                              STATUS
    HANDLING                                  REMARKS
-------------------   --------------------------------------------------------

013966-005700PC        Pending Nat. Phase
(PCH)                  Designating CA GB FR DE
                       Response: 04/20/2001
                       Chapter 2 Demand (Due): 05/27/2001 **Completed**
                       Response to Written Opinion (Optional): 11/06/2001
                       Chapter 2 National Phase Deadline: 04/27/2002 **Completed**

013966-005700US        Granted
(PCH)                  assignee: MTI Technology Corporation filing receipt 1 1-29-99 recordation date 10/27/99 (notice 2/7/00) foreign filed per LLeen email
                       9/1 8/00 issue notification 11-13-01 soft copies 11-27-01 Certificate of
                       Correction 6/25/02
                       Foreign Filing Deadline: 10/27/2000 **Completed**
                       Response to Office Action: 03/21/2001 **Completed**
                       Drawings Due: 09/05/2001 **Completed**
                       Issue Pee Due: 09/05/2001 **Completed**
                       Annuity: Next: 05/20/2005

013966-005800PC        Pending Published
(PCH)                  Designating CA EP (Designating GB FR DE)
                       Response: 12/14/2000
                       Response: 02/26/2001 **Completed**
                       Chapter 2 Demand (Due): 03/16/2001 **Completed**
                       Chapter 2 National Phase Deadline: 02/16/2002

013966-005800US        Granted
(PCH)                  assignee:MTI Technology Corporation filing receipt 9/16/99 recordation date 8/16/99 (notice 10/22/99) foreign filing instructions 7/21/00 issue notification 1/24/01 soft copies 2/02/01
                       Foreign Filing Deadline: 08/16/2000 **Completed**
                       Drawings Due: 01/02/2001 **Completed**
                       Issue Fee Due: 01/02/2001 **Completed**
                       Annuity: Next: 07/30/2004

013966-006000CA        Pending
(PCH)                  Annuity: Next: 04/16/2005
                       Exam/Art: 04/16/2006

013966-006000EP        Pending Published
(PCH)                  Designate all member states excluding the extension states. AT BE BG
                       CH CY DE DK EE ES FI FR GB OR ffi IT LI LU MC ML PT SB SK TR
                       Annuity: End of Grace (Final Deadline): 10/16/2004 **Completed**
                       Annuity: Next: 04/16/2005

013966-006000PC        Pending Nat. Phase
(PCH)                  Designating the EP and CA only; US Search.
                       Response: 07/26/2001 Chapter 2 Demand (Due): 12/24/2001 "Completed**
                       Chapter 2 National Phase Deadline: 11/24/2002 **Completed**

     TTC REF                                                                              APPLICATION
    COUNTRY                                                                                  NO.
ATTY(S) HANDLING      CLIENT'S REF             TITLE                    INVENTOR         FILING DATE
----------------      ------------             -----                    --------         -----------
013966-006000US           MT-045       Storage Network Cabling     Sawdy, Don            09/578830
(PCH)                                  Verification System         Rogers, Arthur L.     05/24/2000

013966-006100CA           MT-046       Controller Fail-Over        Sawdy, Don            2409922
(PCH)                                  Without Device Bring-       Rogers, Arthur L.     04/16/2001
                                       Up

013966-006100EP           MT-046       Controller Fail-Over        Sawdy, Don            01927040.4
(PCH)                                  Without Device Bring-       Rogers, Arthur L.     04/16/2001
                                       Up

013966-006100PC           MT-046       Controller Fail-Over        Sawdy, Don            01/12298
(PCH)                                  Without Device Bring-       Rogers, Arthur L.     04/16/2001
                                       Up

013966-006100US           MT-046       Controller Fail-Over        Sawdy, Don            09/578530
(PCH)                                  Without Device Bring-       Rogers, Arthur L.     05/24/2000
                                       Up

013966-006200US                        Recovery System for         Perry, David D.       09/718647
(PCH)                                  Raid Write                  Manbert, Rush C.      11/22/2000

     TTC REF          PATENT
    COUNTRY            NO.               STATUS
ATTY(S) HANDLING   ISSUE DATE            REMARKS
----------------   ----------            -------
013966-006000US    6351831     Granted
(PCH)              02/26/2002  filing receipt 8/07/00; 1 1/27/00 assignee:MTI Technology Corporation foreign filed per J.Wilson email 12/06/OO recordation date 9/5/00 (notice
                               12/19/00) issue notification 2/12/02 soft copies 3-7-02
                               Response to  Notice of Missing Parts (1st Deadline): 10/07/2000
                               **Completed**
                               Foreign Filing Deadline: 05/24/2001 **Completed**
                               Drawings Due: 12/19/2001 **Completed**
                               Issue Fee Due: 12/19/2001 **Completed**
                               Annuity: Next:08/26/2005

013966-006100CA                Pending
(PCH)                          Annuity: Next: 04/16/2005
                               Exam/Art: 04/16/2006

013966-006100EP                Pending Published
(PCH)                          Designate all member states excluding the extension states. AT BE BG
                               CH CY CZ DE DK EE ES FI FR GB GR IE IT LI LU MC NL PT SE SK
                               TR
                               Annuity: End of Grace (Final Deadline): 10/16/2004 **Completed**
                               Annuity: Next: 04/16/2005

013966-006100PC                Pending Nat. Phase
(PCH)                          Designating EP and CA only; US Search. Title: CONTROLLER FAIL-
                               OVER WITHOUT DEVICE BRING-UP
                               Response: 09/03/2001
                               Chapter 2 Demand (Due): 12/24/2001 **Completed**
                               Chapter 2 National Phase Deadline: 11/24/2002 **Completed**

013966-006100US    6389559     Granted
(PCH)              05/14/2002  filing receipt 9/15/00; 12/04/00 assignee:MTI Technology Corporation foreign filed per J.Wilson email 12/06/00 recordation date 11/03/00
                               (notice 1/16/01) Issue Notification 05/10/02 Soft copies 5/20/02
                               Response to Notice of Missing Parts (1st Deadline): 11/15/2000
                               **Completed**
                               Foreign Filing Deadline: 05/24/2001 **Completed**
                               Response to Office Action: 09/27/2001 **Completed**
                               Issue Fee Due: 05/26/2002 **Completed**
                               Annuity: Next: 11/14/2005

013966-006200US    6732290     Granted
(PCH)              05/04/2004  filing receipt 3/28/01; updated filing receipt 6/08/01 confirmation # 2625 assignee: MTI Technology Corp. recordation date: 5-30-01 (notice 9-19-
                               01) reel: 011851/frame: 0509
                               Notice Of Allowance: 01/08/2004 **Completed**
                               Response to Notice of Missing Parts (1st Deadline): 05/28/2001
                               **Completed**
                               Response to Office Action: 10/24/2003 **Completed**
                               Issue Fee: 04/08/2004 **Completed**
                               Annuity: Next: 11/04/2007
